1 Mavorixafor in Chronic Neutropenia Interim data from ongoing Phase 2 clinical trial Investor Event June 27, 2024 Exhibit 99.2

22 Forward-Looking Statements This presentation including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any documents or materials distributed at or in connection with the presentation, contains forward-looking statements within the meaning of applicable securities laws, including the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” or other similar terms or expressions that concern X4's expectations, strategy, business, plans, or intentions. Forward-looking statements include, without limitation, implied or express statements regarding X4’s expectations as to plans for commercial launch of XOLREMDI (mavorixafor), which is approved in the U.S. for use in patients 12 years of age and older with WHIM syndrome (the ”Indication”); X4’s belief in its readiness for commercial launch of XOLREMDI; the potential benefit of XOLREMDI in the Indication; the potential number of patients in the United States with WHIM syndrome and the potential market for XOLREMDI due to unmet potential patient needs; the initiation, timing, progress, and results of our current and future preclinical studies and clinical trials and related preparatory work and the period during which the results of the trials will become available, as well as our research and development programs; and the mission and goals for our business. Any forward-looking statements in this presentation are based on management's current expectations and beliefs. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond X4’s control, which could cause actual results to differ materially from those contemplated in these forward- looking statements, including the risks that: X4’s launch and commercialization efforts in the U.S. with respect to XOLREMDI may not be successful, and X4 may be unable to generate revenues at the levels or on the timing we expect or at levels or on the timing necessary to support our goals; the number of patients with WHIM syndrome, the unmet need for additional treatment options, and the potential market for XOLREMDI may be significantly smaller than we expect; XOLREMDI may not achieve the clinical benefit, clinical use, or market acceptance we expect or we may encounter reimbursement-related or other market-related issues that impact the success of our commercialization efforts; we may encounter adverse events for XOLREMDI at any stage that negatively impact commercialization; X4 may have difficulty establishing and maintaining an effective sales and marketing organization or suitable third-party alternatives for any approved products; X4 may not be able to obtain regulatory approval for, or successfully commercialize, mavorixafor or any other product candidate for other chronic neutropenic disorders or any other potential indication; the expected availability, content, and timing of clinical data from X4’s ongoing clinical trials of mavorixafor may be delayed or unavailable, including its interim clinical results from its ongoing Phase 2 clinical trial; the risk that trials and studies may not have satisfactory outcomes; the risk that the outcomes of preclinical studies or earlier clinical trials will not be predictive of later clinical trial results; the design and rate of enrollment for clinical trials, including the current design of a potential Phase 3 clinical trial evaluating mavorixafor in certain chronic neutropenic disorders may not enable successful completion of the trial(s); the commercial opportunity for XOLREMDI in WHIM syndrome and other chronic neutropenic disorders may be smaller than we anticipate and X4’s potential future revenue from XOLREMDI may be adversely affected; X4’s use of capital and other financial results, including its financial runway; X4 may be unable to obtain and maintain regulatory approvals; uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development; trials and studies may be delayed and may not have satisfactory outcomes; the outcomes of preclinical studies or earlier clinical trials will not be predictive of later clinical trial results; initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials, including assessing the ability of mavorixafor monotherapy to durably increase absolute neutrophil count in patients with chronic neutropenic; the potential adverse safety effects arising from the testing or use of our product and product candidates; general macroeconomic and geopolitical conditions which could impact X4’s business; risks related to X4’s ability to raise additional capital; risks related to the substantial doubt about X4’s ability to continue as a going concern; there will be changes in expected or existing competition; there will be changes in the regulatory environment; unexpected litigation or other disputes; the need to align with our collaborators may hamper or delay our development and commercialization efforts or increase our costs; our business may be adversely affected and our costs may increase if any of our key collaborators fails to perform its obligations or terminates our collaboration; the internal and external costs required for our ongoing and planned activities, and the resulting impact on expense and use of cash, may be higher than expected which may cause us to use cash more quickly than we expect or to change or curtail some of our plans or both; and other risks and uncertainties, including those described in the section entitled “Risk Factors” in X4’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 7, 2024, and in other filings X4 makes with the SEC from time to time. X4 undertakes no obligation to update the information contained in this presentation to reflect new events or circumstances, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and X4’s own internal estimates and research. While X4 believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third-party sources. Finally, while X4 believes its own internal research is reliable, such research has not been verified or validated by any independent source. X4 is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names and service marks appearing in this presentation are the property of third parties. Solely for convenience, the trademarks and trade names in this presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

33 Today’s Agenda Guest Speakers Peter E. Newburger, MD Physician-scientist, Professor and Vice Chair for Research, Department of Pediatrics/Division of Hematology-Oncology, UMass Chan Medical School. Editor-in- chief, Pediatric Blood & Cancer Jean Donadieu, MD, PhD Pediatrician and epidemiologist, Hemato-Oncologic Department of Trousseau Hospital, Paris. Coordinator of both the French Chronic Neutropenia Registry and chronic neutropenia reference center. 01 Welcome 02 Overview of Chronic Neutropenia (CN) 03 Mavorixafor’s Validated Mechanism of Action 04 Interim Phase 2 CN Trial Results 05 Phase 3 CN Trial & Market Opportunity 06 Conclusions and Q&A

44 X4’s Growing Momentum Addressing Unmet Needs in Rare Immune Disorders 1. WHIM (Warts, Hypogammaglobulinemia, Infections, Myelokathexis) See www.xolremdi.com for Prescribing Information; 2. Current funds include $82 million in cash and equivalents as of March 31, 2024 + $105 million in proceeds from PRV sale (May 2024) + $20 million from debt draw down from loan facility with Hercules Capital, Inc. (May 2024); 3. Projected runway excludes any potential U.S. sales of XOLREMDI. Strong foundation to deliver on the promise of mavorixafor in chronic neutropenia XOLREMDITM (mavorixafor) approved by FDA in April 2024 - first therapy indicated for patients with WHIM syndrome1 • First patients now on commercial product with U.S. launch ongoing and field team fully deployed • Clinical safety and efficacy data published online in ASH Journal Blood • EU MAA submission expected late 2024/early 2025 STRONG BALANCE SHEET SUPPORTS CONTINUED GROWTH Pro forma funds of $207 million2 Balance sheet expected to fund operations into late 20253 PROVEN SUCCESS IN RARE DISEASE DRUG DEVELOPMENT & COMMERCIALIZATION NEXT VALUE DRIVER: MAVORIXAFOR IN CHRONIC NEUTROPENIA (CN)

55 Positive Interim Phase 2 Results Support Potential of Mavorixafor in CN Summary of today’s presentation Pivotal Trial in CN initiated Compelling Commercial Opportunity Global, pivotal 4WARD Phase 3 clinical trial now screening patients across multiple international sites Significant rare disease market opportunity in well defined patient population with high unmet needs and limited treatment options Overview of Key Results (as of May 14, 2024) • Mavorixafor durably increased absolute neutrophil counts (ANC) across participants • Mavorixafor monotherapy durably increased ANC in severe CN participants • Mavorixafor well tolerated +/- stable-dose granulocyte colony- stimulating factor (G-CSF)

6 Overview of Chronic Neutropenia Overview of Chronic Neutropenia

Chronic Neutropenia: Well Defined Market with Limited Treatment Options

~50,000[1]
U.S. Prevalence: total diagnosed with Chronic Neutropenia (CN)

~15,000[1]
Estimated subset with highest unmet need: minimum addressable market for mavorixafor in CN

1
Therapy approved for severe chronic neutropenia


Filgrastim

Injectable Granulocyte Colony-Stimulating Factor (G-CSF)

- Approved to treat severe chronic neutropenia in 1995[2]
- Used as a chronic daily injection or as rescue during serious infection episodes
- Frequent treatment-related / treatment-limiting bone pain and other adverse events

Innovation needed to address unmet patient needs

1. X4 Market Research, July 2023 – data on file; ICD-10 Code Research (2017-2023). 2. https://www.cancernetwork.com/view/fda-approves-new-indication-neupogen-chronic-neutropenia

7

88 • Frequent and/or severe infections are the primary clinical consequence of chronic neutropenic disorders3 • Infections may lead to frequent hospitalizations or result in life-threatening complications, including death4,5 NIH Classification2 Absolute Neutrophil Count (ANC) Severe (Grade 4) <500 cells/µL Moderate (Grade 3) 500 - 1,000 cells/µL Mild (Grade 2) 1,000 - 1,500 cells/µL Non-clinical (Grade 1) 1,500 = Lower Limit of Normal (LLN) Risk of Serious, Recurrent Infections Correlated to Severity of CN1 1. https://ctep.cancer.gov/protocoldevelopment/electronic_applications/docs/ctcae_v5_quick_reference_8.5x11.pdf. 2. Palmblad J, Dufour C, Papadaki HA. Haematologica. 2014 Jul;99(7):1130-1133. 3. Sicre de Fontbrune F, et al. Blood. 2015;126(14):1643-1650. 4. Donadieu J, et al. Expert Rev Hematol. 2021;14(10):945-960. 5. Salehi T, et al. Iran J Allergy Asthma Immunol. 2012;11(1):51-56. 6. Platzbecker, U, et al. Blood. 2019 Mar;133(10):1020-1030. 7. Donadieu J, et al. Expert Rev Hematol. 2021 Oct;14(10):945-960. 8. Newburger PE, et al. Seminars in Hematology 2013 Jul;50(3):198-206. 1500 1000500 0 ANC (cells/µL) Increasing Neutrophil Counts >500 cells/µL Clinically Meaningful6,7,8 Highest infection risk Lower infection risk

9 Overview of Chronic Neutropenia Mavorixafor’s Validated Mechanism of Action

Validated Mechanism Shown to Increase Circulating Neutrophils

Targeted Mechanism

- CXCR4 regulates movement of white blood cells throughout the body[2]
- **CXCR4 antagonism** shown to increase migration of neutrophils from bone marrow to peripheral circulation[3,4]


BONE MARROW
BLOOD
Lymphocytes
Neutrophil Reserve
Neutrophils
CXCR4 Antagonism

Modified figure from reference 1

Mavorixafor: Orally Active CXCR4 Antagonist

- Single dose of oral mavorixafor shown to raise blood levels of neutrophils in patients with chronic neutropenia in Phase 1b clinical trial[5]
- Ongoing 6-month Phase 2 trial assessing chronic use of mavorixafor in patients with chronic neutropenia
- Approved for use in patients with WHIM syndrome, a rare primary immunodeficiency and chronic neutropenic disorder, "to increase the number of circulating mature neutrophils and lymphocytes"

1. Bainton DF (1980) *The Cell Biology of Inflammation*, vol 2, pp 1–25. Amsterdam: Elsevier/North-Holland. 2. Furze RC, et al, *Immunology*. 2008. 3. Mosi, RM, et al, *Biochem Pharmacol*, 2012. 4. Stone ND et al, *Antimicrob Agents Chemother*. 2007. 5. Warren JT, et al, oral presentation at ASH Annual Meeting December 2022.

10

Mavorixafor Sustainably Raised ANC over 52 Weeks in Phase 3 4WHIM Trial

WHIM syndrome is a combined immunodeficiency and chronic neutropenia disorder

Primary Endpoint Met

- Significantly increased mean hours per day **above ANC threshold of 500 cells/μL**
- Mean time above threshold (TAT) for ANC was 15 hours for mavorixafor vs. 2.8 hours for placebo

Statistically Significant Increases in ANC Over Time*



LS Mean total ANC count[a] ±95% CI (cells/μL)
1400
1200
1000
800
600
400
200
0
ANC increase of >500 cells/μL over 52 weeks vs. baseline
Mavorixafor
Placebo
Week 0
Week 13
Week 26
Week 39
Week 52

	Week 0	Week 13	Week 26	Week 39	Week 52
Mavorixafor n	13	13	11	9	10
Placebo n	16	16	17	17	17[b]

All participants severely neutropenic at baseline

* Week 13 p=0.0049, Week 26 p=0.0397, Week 39 p=0.0196. a. Calculated as the mean of absolute cell counts over the 24-hour assessment period; b. At week 52, 3 of 17 placebo patients were given mavorixafor in advance of their TAT measurements as they entered the open-label portion of the study. All data are included in ITT analysis.

11

ANC Increase Resulted in Clinical Infection Benefits in Phase 3 4WHIM Trial[1,2]

Mean ANC increases of >500 cells/µL reduced infection rate, duration, and severity

Total infection score[3] 40% lower for patients on mavorixafor versus those on placebo

~60% reduction in annualized infection rate


LS Mean
Annualized Infections
0
1
2
3
4
5
4.2
1.7
Placebo
Mavorixafor

Average infection duration was 5 weeks shorter


Duration of Infection
(LS Mean Weeks)
0
2
4
6
8
7
2
Placebo
Mavorixafor

Fewer patients with severe infection


Percent of Patients with
Grade ≥3 Infections
0
10
20
30
29.4%
5 of 17
7.1%
1 of 14
Placebo
Mavorixafor

X4 PHARMACEUTICALS

1. Badolato R, et al. *Blood*. Published online April 21, 2024;blood.2023022658. 2. Badolato R. et al. Oral Presentation at Annual Meeting of the Clinical Immunology Society, May 2023. 3.Total infection score calculated by summing the number of infection events weighted by severity and divided by the total exposure time (in years).

12

13 Overview of Chronic Neutropenia Interim Phase 2 CN Trial Results

Objectives of Interim Analysis of Phase 2 Clinical Trial in Chronic Neutropenia

1 **Assess the ability of mavorixafor to increase ANC by at least 500 cells/µL as a monotherapy and in combination with stable-dose G-CSF over 6 months**

- Explore durability of Phase 1b study results showing 100% response (>500 cells/µL) to single dose of mavorixafor +/- G-CSF[1]

2 **Assess the ability of mavorixafor monotherapy to durably increase ANC in severe CN participants (with baseline ANC<500 cells/µL)**

- Severe CN seen as 'tougher-to-treat' population / similar to Phase 3 WHIM trial population
- Experts target ANC of ~800-1,000 cells/µL[2]

3 **Assess the safety of mavorixafor +/- G-CSF**

Success factors to confirm design of global, pivotal Phase 3 CN trial

X4 PHARMACEUTICALS

1. Warren JT, et al, oral presentation at ASH Annual Meeting December 2022. 2. X4 Advisory Board - expert opinion on file.

14

Assessing Mavorixafor in 6-Month CN Phase 2 Clinical Trial

Mavorixafor dosed orally once-daily with or without background injectable G-CSF

Mavorixafor: Same Oral Dosing as 4WHIM Phase 3


MX4
100mg

Phase 2 Trial: Safety, Durability of ANC Levels over 6-Month Period


Once-Daily Oral Mavorixafor: Monotherapy or with G-CSF[1]
DAY -1
Study Visits
MONTH 6
Baseline Pre-Dose

Timepoint Efficacy Assessments – Per Participant


Mean ANC at Visit
Peak
ΔANC
Trough
= blood draw
ANC (cells/µL)
T0
(pre-dose)
Time (Hours)

Assessments at Baseline, Month 1, Month 3, and Month 6

- **At Each Visit:** up to 7 blood samples drawn over 8 hours
- **Mean ANC at Visit:** mean of absolute neutrophil counts from blood draws over the 8-hour period
- **ΔANC:** ANC at Peak minus ANC at Trough (T0)[2]

1. Modifications to G-CSF dosing allowed after Month 2 at doctor's discretion; additional data expected in late 2024. 2. For one participant, trough = first available sample

X4 PHARMACEUTICALS
15

1616 Interim Analysis of Six-Month Phase 2 Clinical Trial in Chronic Neutropenia Today’s presentation is focused on monotherapy and stable-dose G-CSF groups Participant Disposition as of May 14, 2024 Data Cut Types of chronic neutropenia studied: Idiopathic = 14; Congenital = 7; Cyclic = 2 1. Three discontinuations due to Grade 1/2 GI tolerability following Day 1, Month 1, and Month 3 dosing, respectively Phase 2 Treatment Groups Participants Month 1 Month 3 Month 6 (Complete) Ongoing Discontinued1 Mavorixafor Monotherapy 10 10 9 4 4 2 Mavorixafor + Stable-dose G-CSF 5 4 4 3 1 1 Mavorixafor + G-CSF w/ Dose-Adjustments 8 dose-adjustments ongoing Ongoing study fully enrolled with 23 participants across three groups: • Mavorixafor Monotherapy • Mavorixafor + Stable-dose G-CSF • Mavorixafor + G-CSF with Dose-Adjustments

1717 100% of Evaluated Study Participants Achieved Target ∆ANC at Month 6 Percentage of Participants Achieving Target ANC Increase of >500 cells/µL at Each Timepoint TOTAL PARTICIPANTS (n=14) • All had at least one timepoint to assess target ∆ANC Completed Participants (n=6) • 6 (out of 14) completed and evaluable at M6 • 100% achieved target ∆ANC at M3 and sustained through M6 Other Participants (n=8) • 6 (out of 14) evaluable through M3 • 5/6 reached target ∆ANC at M3 • 2 (out of 14) discontinued post M1 and M3 • 2/2 achieved target ∆ANC at all timepoints Demonstrated ability to maintain target ∆ANC 79% 92% 100% 0% 25% 50% 75% 100% Month 1 (11/14) Month 3 (11/12)a Month 6 (6/6)b Interim data demonstrate durability of ANC response seen in single-dose Phase 1b trial of mavorixafor a. Samples from one (1) participant who completed the study at M6, were unevaluable at M3. b. Samples from one (1) participant who completed the study were unevaluable at M6 (excluded at M6); participant data included in M1 and M3 assessments.

1818 0 500 1000 1500 2000 2500 Mean Mean ANC +/- SE Month 3 (n=8)a Month 6 (n=3)b Month 1 (n=10) Baseline (n=10) Mavorixafor Monotherapy: Durable Increases in Mean ANC a. Samples from one (1) participant who completed the study were unevaluable at M3. b. Samples from one (1) participant who completed the study were unevaluable at M6. Mean ANC reached normal levels (ANC≥1500 cells/µL) after 3 months no neutropenia mild neutropenia moderate neutropenia severe neutropenia • Durable increases in mean ANC observed through Month 6 Participants exceeded LLN ANC with mavorixafor monotherapy no treatment mavorixafor monotherapy

1919 0 500 1000 1500 2000 2500 3000 Baseline (n=10) Month 1 (n=10) Month 3 (n=8) Month 6 (n=3) M ea n AN C ce lls /µ L ANC Trough ±SE Mavorixafor Monotherapy: Robust Daily Coverage in ANC • Mean ANC Peak exceeded 1500 cells/µL Lower Limit of Normal (LLN) through 6 months • Mean ANC Trough increased through 6 months 0 500 1000 1500 2000 2500 3000 Baseline (n=10) Month 1 (n=10) Month 3 (n=8) Month 6 (n=3) M ea n AN C ce lls /µ L ANC Peak ±SE Month 3 (n=8)a Month 6 (n=3)b onth 1 ( ) aseline ( ) no treatment mavorixafor monotherapy a. Samples from one (1) participant who completed the study were unevaluable at M3. b. Samples from one (1) participant who completed the study were unevaluable at M6. Month 3 (n=8)a Month 6 (n=3)b onth 1 ( ) aseline ( ) Participants exceeded LLN ANC with mavorixafor monotherapy

2020 0 500 1000 1500 Mean M ea n AN C (c el ls /µ L) Mavorixafor Monotherapy: Severe CN Participants Achieve Target ANC Increase a. Samples from one (1) participant who completed the study were unevaluable at M3 Month 3 Month 6Month 1Baseline (n=5) (n=5) (n=3)a (n=2) Mean ANC +/- SE Severe Chronic Neutropenia • 5/10 (50%) of those on monotherapy • All participants have Baseline ANC below 500 cells/µL • Mean ANC increases of >500 cells/µL observed at Month 3 and Month 6 versus baseline no treatment mavorixafor monotherapy

2121 0 1000 2000 3000 4000 5000 Mean M ea n AN C C ha ng e (c el ls /µ L) Mavorixafor + Stable-Dose G-CSF: Robust Increases in ANC from Baseline Month 3 (n=4) Month 6 (n=3) Month 1 (n=4) Mean Change from Baseline in ANC +/- SE Normalized to Baseline ANC • Due to G-CSF dose/ANC variability • ANCs at baseline ranged from ~700 cells/µL to >1500 cells/µL Target = ∆ANC ≥ 500 Increase of >1000 cells/ µL Normalized ANC Baseline • Mean increases in ANC of >1000 cells/µL from baseline at all timepoints • Supports potential for decreasing G-CSF dose

2222 Phase 2 Chronic Neutropenia Study Safety Summary from Interim Analysis Overall safety profile consistent with prior studies No new safety issues when dosed in combination with G-CSF No deaths and no drug-related serious adverse events (SAEs) Most frequent adverse events GI related: nausea and diarrhea • No discontinuations following education on possible GI effects that typically resolve over time Chronic mavorixafor well tolerated as monotherapy and in combination with stable-dose G-CSF

2323 Interim Phase 2 Results Support Advancing to Pivotal Phase 3 CN Clinical Trial • Raised participants’ mean ANC above the lower limit of normal at Months 3 and 6 • Lowered potential infection risk by improving grade of neutropenia Mavorixafor monotherapy durably increased ANC in severe CN participants (baseline ANC<500 cells/µL) Mavorixafor durably increased ANC by >500 cells/µL as a monotherapy Mavorixafor durably increased ANC by >1000 cells/µL in combination with stable-dose G-CSF • Achieved target ANC of ~800-1,000 cells/µL in this ‘tougher-to-treat’ population • Supports potential for mavorixafor use to reduce G-CSF therapy Mavorixafor well tolerated +/- stable-dose G-CSF • Safety profile consistent with prior studies of mavorixafor; supports chronic dosing +/- G-CSF    

24 Overview of Chronic Neutropenia Phase 3 CN Trial & Mark t Opportunity

2525 4WARD Pivotal, Global Phase 3 Trial in Most Common CN Indications Participants now in screening Mavorixafor (50%) +/- G-CSF Placebo (50%) +/- G-CSF Global, Double-Blind, Placebo-Controlled Trial (same dosing as Phase 3 4WHIM trial) Screening Baseline Visit 1: 1 Randomization ANC assessments at baseline and months 1, 2, 3, 6, 9, and 12 months Key Inclusion Criteria for 150 participants with congenital, autoimmune, or idiopathic chronic neutropenia • Absolute Neutrophil Count (ANC): <1500 cells/µL • Infection History: 2 or more infections requiring intervention within last 12 months Primary Endpoint: Two-component endpoint: positive ANC response and annualized infection rate Secondary Endpoints Include: severity and duration of infection, antibiotic use, fatigue, QoL, and safety Note: For those treated with G-CSF at baseline, G-CSF dose and frequency are required to remain constant throughout the trial unless adjustment is needed for safety reasons.

Data to Date Support 4WARD Phase 3 CN Trial Primary Endpoint

Two-component Phase 3 endpoint: ANC response and annualized infection rate

Phase 2 interim analysis:

- 10 evaluated Phase 2 participants met Phase 3 inclusion criteria of baseline ANC<1500 cells/µL
  - **80%** (4/5) with baseline ANC<500 cells/µL demonstrated ≥2-fold ANC increase from baseline for at least 1 visit[1]
  - **80%** (4/5) with 500≤baseline ANC<1500 cells/µL achieved ANC≥1500 for at least 1 visit[1]
- Results exceed ~90% power currently proposed for positive ANC response endpoint in 150-participant Phase 3 trial

Successful mavorixafor 4WHIM Phase 3 trial:

- Mavorixafor significantly increased participants' mean hours per day **above ANC threshold of 500 cells/µL**
- **ANC elevation >500 cells/ µL** resulted in:
  - ~60% reduction in annualized rate of infection
  - 5 weeks shorter duration of infection
  - Fewer patients with severe infections


MX4
100 mg
MX4
100 mg
MX4
100 mg
MX4
100 mg

1. Plan for durability analysis of ANC response is being finalized with U.S. FDA

26

Significant Opportunity to Address Unmet Needs in the CN Community

High unmet needs in ~15,000 patients in the U.S.

- Patients diagnosed with idiopathic, autoimmune, or congenital CN
- Adolescents and adults with history of severe/recurrent infections and/or previous/ongoing treatment with G-CSF

Current use of G-CSF within these patient populations

- ~51% of patients on chronic G-CSF therapy
- ~49% of patients not using G-CSF or on rescue use only

Current Use of G-CSF in ~15,000 U.S. CN Population with High Unmet Needs


Mavorixafor to reduce / replace G-CSF
Chronic G-CSF 51%
Acute G-CSF 39%
No G-CSF 10%
Mavorixafor monotherapy

Potential role of mavorixafor

X4 Market Research, July 2023 – data on file; ICD-19 Code Research (2017-2023).

27

28 Overview of Chronic Neutropenia Conclusions

Mavorixafor Holds Potential to Address Needs of CN Community

Clear unmet need

Only approved option has significant and treatment-limiting side effects and risks[1]

CN patients continue to experience frequent / severe infections despite G-CSF use

- **Mavorixafor: potential for well tolerated, chronic, oral, once-daily treatment to reduce / replace injectable G-CSF**

Treatment success well defined

Biomarker success = increase of at least 500 cells/μL in ANC shown to be clinically meaningful

Clinical success = ability to reduce annualized rate of infections

- **Mavorixafor: previous clinical benefits demonstrated in severely neutropenic WHIM patient population**

Defined / identified U.S. CN patient population

Defined/identified U.S. CN patient population

CN offers a large, well defined minimum U.S. market opportunity: ~15,000 already identified with high unmet needs

- **Mavorixafor: global, pivotal, 4WARD Phase 3 clinical trial aiming to address those with greatest unmet needs**

1. *Curr Opin Hematol.* 2017 January ; 24(1): 46–53.

29

3030 X4 Well Positioned to Deliver on Promise of Mavorixafor Priority Review Voucher monetized U.S. approval & launch for WHIM syndrome April 2024 Laying a strong foundation for XOLREMDI U.S. sales & market growth Positive interim data from Phase 2 study support and de-risk Phase 3 CN trial Global, pivotal 4WARD Phase 3 CN trial initiated Additional Phase 2 CN data expected end of 2024 >1,000 U.S. patients >15,000 U.S. patients Potential Market Opportunities WHIM Chronic Neutropenia    

31 Q&A Session